Exhibit 13
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of GSME Acquisition Partners I (the “Company”) on Form 20-F as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 24, 2010
By:	/s/ Eli D. Scher
Eli D. Scher
Chief Executive Officer
(Principal Executive Officer)

Dated: May 24, 2010
By:	/s/ Zhong Wen Lin
Zhong Wen Lin
Chief Financial Officer
(Principal Accounting Officer and
Principal Financial Officer)